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                                               Robotic Vision Systems, Inc.

                                                               Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT
-----------------------------

We consent to the use in this Amendment No. 2 to Registration Statement
No. 33-59637 of Robotic Vision Systems, Inc. on Form S-4 of our report dated December 14, 1994, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Historical Financial Data of RVSI" and "Experts" in such Prospectus.



/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Jericho, New York

August 7, 1995